UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Q32 Bio Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! Q32 BIO INC 2026 Annual Meeting Vote by June 11, 2026 11:59 PM ET Q32 BIO INC. 830 WINTER STREET WALTHAM, MA 02451 V92532-P42416 You invested in Q32 BIO INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 12, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 29, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 12, 2026 8:30 AM Eastern Time Virtually at: www.virtualshareholdermeeting.com/QTTB2026*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. We encourage you to access and review the proxy materials before voting. Voting Items Board Recommends 1. To elect Kathleen LaPorte, Jodie Morrison, and Arthur Tzianabos, Ph.D. as Class II directors to our Board of Directors, each to serve until the 2029 Annual Meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, or removal; Nominees: 1a. Kathleen LaPorte 1b. Jodie Morrison 1c. Arthur Tzianabos, Ph.D. 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; 3. To approve, on a non-binding, advisory basis, the compensation of our named executive officers; and 4. To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting. For For For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V92533-P42416